Neuberger Berman Equity Funds®

Supplement to the Summary Prospectuses and Prospectuses, each dated December 16, 2013, and the Statement of Additional Information, dated December 16, 2013 (as amended December 23, 2013)

Neuberger Berman Large Cap Disciplined Growth Fund
Class A, Class C, Class R3, Institutional Class, and Investor Class

The “Portfolio Managers” section of the Summary Prospectuses and the paragraph titled “Portfolio Managers” in the Fund Summary in the Prospectuses are deleted and replaced with the following:

PORTFOLIO MANAGER

The Fund is managed by John J. Barker (Managing Director of NBM and NB LLC). Mr. Barker has managed the Fund since 2007.

The portfolio manager biographies for Neuberger Berman Large Cap Disciplined Growth Fund in the “Management of the Funds - Portfolio Managers” section of the Prospectuses are deleted and replaced with the following:

John J. Barker is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Barker joined the firms in 1994 and has been a Portfolio Manager of the Fund since 2007.

John J. Barker is the portfolio manager for Neuberger Berman Large Cap Disciplined Growth Fund.  Any conflicting information in the “Investment Management and Administration Services” section of the Statement of Additional Information is deleted.

The date of this supplement is August 15, 2014.

Please retain this supplement for future reference.

NEUBERGER BERMAN Neuberger Berman Management LLC 605 Third Avenue 2nd Floor New York, NY 10158-0180 Shareholder services: 800-877-9700 Institutional Services: 800-366-6264 Website: www.nb.com